Adoption of New Accounting Pronouncements	6 Months Ended
Jun. 30, 2011
Adoption Of New Accounting Pronouncements [Abstract]
Adoption of New Accounting Pronouncements
3.	Adoption of New Accounting Pronouncements
In January 2011, the Partnership adopted an amendment to Financial Accounting Standards Board (or FASB) Accounting Standards Codification (or ASC) 605, Revenue Recognition, that provides for a new methodology for establishing the fair value for a deliverable in a multiple-element arrangement. When vendor specific objective or third-party evidence for deliverables in a multiple-element arrangement cannot be determined, the Partnership will be required to develop a best estimate of the selling price of separate deliverables and to allocate the arrangement consideration using the relative selling price method. The adoption of this amendment did not have an impact on the Partnership’s consolidated financial statements.